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                                                                   Exhibit 10(h)

                    Schedule Identifying Material Details of
                       Executive Agreements Substantially
                            Similar to Exhibit 10(g)


                                     Date of                           Effective
   Name                             Execution                            Date
   ----                           -------------                   -------------------
Ralph K. Frasier                   June 9, 1989                      May 24, 1989
Gerald R. Williams                 June 9, 1989                      May 24, 1989